BlackRock Large Cap Series Funds, Inc. (the "Registrant"):
BlackRock Advantage Large Cap Core Fund and BlackRock Advantage
Large Cap Value Fund

77Q1(a):

Copies of any material amendments to the Registrant's charter or by-laws

Attached please find as an exhibit to Sub-Item 77Q1(a) of Form
N-SAR, a copy of the Articles Supplementary of the Registrant filed with the State of Maryland.


BLACKROCK LARGE CAP SERIES FUNDS, INC.


ARTICLES SUPPLEMENTARY


BLACKROCK LARGE CAP SERIES FUNDS, INC., a Maryland corporation
(the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:


      FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, with the authority to issue Five Billion Six Hundred Fifty Million (5,650,000,000) shares of capital stock as follows:

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Series and Classes
Number of Authorized Shares



BlackRock Advantage Large Cap Core Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
300,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
400,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000



BlackRock Large Cap Focus Growth Fund

Institutional Common Stock
100,000,000

Investor A Common Stock
100,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
100,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000



BlackRock Advantage Large Cap Value Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
400,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
400,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000



BlackRock Large Cap Core Retirement Portfolio

Class K Common Stock
200,000,000



BlackRock Large Cap Growth Retirement Portfolio

Class K Common Stock
200,000,000



BlackRock Advantage Large Cap Value Retirement Fund

Class K Common Stock
200,000,000



BlackRock Event Driven Equity Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
300,000,000

Investor C Common Stock
400,000,000


Total: 5,650,000,000


All shares of all classes of the capital stock of the Corporation have a par value of Ten Cents ($0.10) per share and an aggregate par value of Five Hundred Sixty-Five Million
Dollars ($565,000,000).

      SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the Maryland General Corporation Law and the Corporation's charter, the Board of Directors hereby increases the total number of authorized shares of capital stock of each of BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Large Cap Focus Growth Fund, each a series of the Corporation, by Two Billion (2,000,000,000) and designates such newly authorized shares as Class K Common Stock.

      THIRD: After the increase in the number of authorized shares, the Corporation will have the authority to issue Eleven
Billion Six Hundred Fifty Million (11,650,000,000) shares of capital stock as follows:

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Series and Classes
Number of Authorized Shares



BlackRock Advantage Large Cap Core Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
300,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
400,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000

Class K Common Stock
2,000,000,000



BlackRock Large Cap Focus Growth Fund

Institutional Common Stock
100,000,000

Investor A Common Stock
100,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
100,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000

Class K Common Stock
2,000,000,000



BlackRock Advantage Large Cap Value Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
400,000,000

Investor B Common Stock
200,000,000

Investor C Common Stock
400,000,000

Class R Common Stock
200,000,000

Service Common Stock
50,000,000

Class K Common Stock
2,000,000,000



BlackRock Large Cap Core Retirement Portfolio

Class K Common Stock
200,000,000



BlackRock Large Cap Growth Retirement Portfolio

Class K Common Stock
200,000,000



BlackRock Advantage Large Cap Value Retirement Fund

Class K Common Stock
200,000,000



BlackRock Event Driven Equity Fund

Institutional Common Stock
400,000,000

Investor A Common Stock
300,000,000

Investor C Common Stock
400,000,000


Total: 11,650,000,000


All shares of capital stock of the Corporation will have a par value of Ten Cents ($0.10) per share and an aggregate par value of One Billion One Hundred Sixty-Five Million Dollars
($1,165,000,000).

      FOURTH: All of the shares of the Corporation's capital stock continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as currently set forth in the Corporation's charter.


IN WITNESS WHEREOF, BLACKROCK LARGE CAP SERIES FUNDS, INC.
has caused these Articles Supplementary to be signed in its name and on its behalf by the person named below who acknowledges that these Articles Supplementary are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this 25th day of January 2018.


ATTEST: BLACKROCK LARGE CAP SERIES FUNDS, INC.

By: /s/ Benjamin Archibald
Benjamin Archibald
Secretary


By: /s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer